EXHIBIT 10.27

                                                 AMENDMENT NO. 3 TO
                                                 THIRD AMENDED AND
                                              RESTATED CREDIT AGREEMENT
                                            Dated as of December 31, 1997

         THIS  AMENDMENT  NO. 3 TO THIRD AMENDED AND RESTATED  CREDIT  AGREEMENT  ("Amendment")  is made as of this
25th day of  June,  1999 by and among SOUTH  CENTRAL POOL SUPPLY,  INC.,  a Delaware  corporation  (the
"Borrower"),  the financial  institutions  listed on the signature  pages hereof (the  "Lenders")  and LASALLE BANK
NATIONAL  ASSOCIATION,  formerly known as LaSalle National Bank, in its individual  capacity as a Lender and in its capacity as agent  ("Agent")  under that certain Third Amended and Restated  Credit  Agreement dated as of December
31, 1997 by and among the  Borrower,  the Lenders and the Agent (as amended,  the "Credit  Agreement")  and each of the Persons  identified on the signatories hereto as a Loan Party  (individually,  a "Loan Party" and collectively, the "Loan  Parties").  Defined terms used herein and not otherwise  defined  herein shall have the meaning given to them in the Credit Agreement.

                                                     WITNESSETH

         WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

         WHEREAS,  the Borrower,  the Required  Lenders and the Agent have agreed to amend the Credit  Agreement on the terms and conditions hereinafter set forth.

         NOW,  THEREFORE,  in  consideration  of the premises set forth above,  the terms and conditions  contained herein, and other good and valuable  consideration,  the receipt and sufficiency of which are hereby  acknowledged, the Borrower, the Required Lenders and the Agent have agreed to the following amendments to the Credit Agreement.

1.       Amendment to the Credit  Agreement.  Subject to the satisfaction of the conditions  precedent set forth in
Section 2 below, the Credit Agreement is amended as follows:

         1.1      Section  1.1 of the  Credit  Agreement  is hereby  amended  by adding  the  following  definition immediately after the definition of Acquisition:

                                                        -7-

                  "Acquisition  Adjustment"  means,  as of any  determination  date, an amount  determined with  respect  to each  Acquisition  or other  transaction  or  series of  transactions  in which
         Borrower or any of its  Subsidiaries  acquires  all or any  significant  portion of the assets of
         another  Person,   equal  to  the  product   obtained  by  multiplying  (a)  the  aggregate  cash
         consideration paid by Borrower and/or its Subsidiary in connection  therewith,  including closing costs  but  excluding  amounts  paid with cash  equity  directly  or  indirectly  contributed  by
         Holdings,  by (b) (i) 75%, if such  transaction  was  consummated in the 3 month period ending on the  determination  date,  (ii) 50%, if such  transaction  was  consummated in the 6 month period ending on the  determination  date, (iii) 25%, if such transaction was consummated in the 9 month period ending on the  determination  date, (iv) 0%, if such transaction was consummated more than
         9 months prior to the determination date."

The amount described in clause (a) above with respect to the Benson Pump Acquisition is $21,000,000.

         1.2      Section  2.8(b)(i)(a)  of the Credit  Agreement is hereby  amended by deleting such clause in its entirety and substituting the following therefor:

         "(a)     with respect to Revolving Loans,  the sum of (x) the average of the outstanding  amounts as of the last day of each  quarter for the four  quarters in the period then ended plus (y) with respect  to each  calculation  of  Leverage  Ratio,  commencing  March 31,  1999,  the sum of the
         Acquisition  Adjustments for all Acquisitions or other  transactions or series of transactions in which  Borrower  or any of its  Subsidiaries  acquires  all  or any  significant  portion  of the business of another Person,  if any,  consummated  within the 9-month period ended on the date of calculation,  but not  including  any  Acquisitions  by Holdings,  Borrower or any  Subsidiary of
         Holdings  or  Borrower of any Person who was a wholly  owned  Subsidiary  of Borrower or Holdings immediately prior to such Acquisition; and"

         1.3      Section  6.3(F) of the Credit  Agreement is hereby  amended by adding the following at the end of such Section:

         "(vi)    Borrower  may make  distributions  to  Holdings  which  are used by  Holdings  solely to redeem  outstanding  capital  stock of Holdings  provided  all of the  following  conditions  are satisfied:

                  (a)      no Default or Unmatured  Default  shall have  occurred and be continuing at the date of declaration or payment thereof or would result therefrom;

                  (b)      the maximum  distribution  permitted during the period commencing April 1, 1999 until  termination of the Commitments  and payment in full of all of the Obligations  (other than contingent indemnity obligations) shall not exceed $7,322,000; and

                  (c)      after  giving  effect to such  distribution,  Borrower  is in  compliance  on a proforma  basis with the  covenants  set forth in Section  6.4,  recomputed  for the most  recent fiscal quarter for which financial statements are available.

         1.4      Section  6.3(G) of the Credit  Agreement is hereby  amended by adding the following at the end of such Section:

         "Notwithstanding  anything herein to the contrary,  but without limiting the foregoing,  Borrower shall not, and shall not permit any of its  Subsidiaries,  without the prior  written  consent of
         Agent  and  Required  Lenders,  to  enter  into any  Acquisition  or  transaction  or  series  of transactions  in which Borrower and/or any of its  Subsidiaries,  acquires all or any significant portion of the assets of another  Person,  if the aggregate  purchase  price thereof  (including, without  duplication,  Indebtedness  assumed or incurred  in  connection  therewith  and the fair market  value of any  non-cash  consideration  thereof),  (a) when  combined  with the  aggregate purchase price of all such transactions  consummated within the same 12 month period,  commencing with the twelve month period  ending March 31, 2000,  exceeds  $10,000,000  or (b) when  combined with the  aggregate  purchase  price of all such  transactions  consummated  since April 1, 1999, exceeds $30,000,000."

         1.5      Section  6.4(D) is hereby  amended by  deleting  clause  (i) in the last  paragraph  thereof  and substituting the following therefor:

         "(i)     with respect to Revolving Loans,  the sum of (x) the average of the outstanding  amounts as of the last day of each  quarter for the four  quarters in the period then ended plus (y) with respect  to each  calculation  of  Leverage  Ratio,  commencing  March 31,  1999,  the sum of the
         Acquisition  Adjustments for all Acquisitions or other  transactions or series of transactions in which  Borrower  or any of its  Subsidiaries  acquires  all  or any  significant  portion  of the business of another Person,  if any,  consummated  within the 9-month period ended on the date of calculation  but not  including  any  Acquisitions  by Holdings,  Borrower or any  Subsidiary  of
         Holdings  or  Borrower of any Person who was a wholly  owned  Subsidiary  of Borrower or Holdings immediately prior to such Acquisition; and"

2.       Conditions  of  Effectiveness.  This  Amendment  shall not become  effective  unless the Agent  shall have received the following on or before June 30, 1999:

(1)      duly executed originals of this Amendment from each of the Borrower, the Agent and the Required Lenders;

(2)      the written consent of the holders of the Subordinated  Intercompany  Indebtedness,  in form and substance satisfactory to Agent.

3.       Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(1)      This  Amendment  and the  Credit  Agreement  as  amended  hereby,  constitute  legal,  valid  and  binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

(2)      Upon the  effectiveness of this Amendment,  the Borrower hereby  reaffirms all covenants,  representations and  warranties  made in the Credit  Agreement and the other Loan  Documents to the extent the same are not amended hereby, and agrees that all such covenants,  representations  and warranties shall be deemed to have been remade as of the effective date of this Amendment.

(3)      No Default or  Unmatured  Default has  occurred and is  continuing  or would result from the  execution of this amendment or the transactions contemplated hereby.

(4)      The execution,  delivery and  performance of this Amendment (i) has been duly  authorized by all necessary corporate  action and (ii) does not conflict with,  result in a breach of, or constitute (with or without notice or lapse  of  time  or  both)  a  default  under  any  Contractual  Obligation  of  Holdings,  Borrower  or any of its
Subsidiaries.

4.       Reference to the Effect on the Credit Agreement.

(1)      Upon the  effectiveness  of Section 1 hereof,  on and after the date hereof,  each reference in the Credit
Agreement and other Loan Documents to "this Credit  Agreement,"  "hereunder,"  "hereof,"  "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

(2)      Except as  specifically  amended above,  the Credit  Agreement and all other  documents,  instruments  and agreements  executed  and/or  delivered in  connection  therewith,  shall remain in full force and effect,  and are hereby ratified and confirmed.

(3)      The execution,  delivery and  effectiveness  of this Amendment shall not operate as a waiver of any right, power of remedy of the Agent or the Lenders,  nor  constitute a waiver of any provision of the Credit  Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.       GOVERNING  LAW. THIS  AMENDMENT  SHALL BE GOVERNED BY AND  CONSTRUED IN ACCORDANCE  WITH THE INTERNAL LAWS
(INCLUDING 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE  WITHOUT REGARD TO THE CONFLICTS OF LAW  PROVISIONS) OF THE STATE
OF ILLINOIS.

6.       Headings.  Section  headings in this Amendment are included  herein for  convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.       Counterparts.  This  Amendment  may be  executed  by one or more of the  parties to the  Amendment  on any number of separate  counterparts and all of said counterparts  taken together shall be deemed to constitute one and the same  instrument.  This Amendment may be executed by facsimile and a facsimile  transmission  of a signature to the Agent or the Agent's counsel shall be effective as though an original signature had been so delivered.

8.       No Strict  Construction.  The parties hereto have participated  jointly in the negotiation and drafting of this  Amendment  and the Credit  Agreement.  In the event an  ambiguity  or  question  of intent or  interpretation arises,  this Amendment and the Credit  Agreement as hereby amended shall be construed as if drafted jointly by the parties hereto and no  presumption  or burden of proof shall arise  favoring or disfavoring  any party by virtue of the authorship of any provisions of this Amendment or the Credit Agreement.

9.       Reaffirmation.  Each of the Loan Parties as debtor,  grantor,  pledgor,  guarantor,  assignor, or in other any other  similar  capacity  in which such Loan Party  grants  liens or  security  interests  in its  property  or otherwise acts as  accommodation  party or guarantor,  as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations,  contingent or otherwise,  under each of the Loan Documents to which it is a party  (after  giving  effect  hereto)  and (ii) to the  extent  such Loan  Party  granted  liens on or  security interests in any of its property  pursuant to any such Loan  Document as security for or otherwise  guaranteed  the
Borrower's  Obligations  under or with respect to the Loan  Documents,  ratifies and reaffirms  such  guarantee and grant of security  interests  and liens and confirms and agrees that such security  interests  and liens  hereafter secure all of the  Obligations as amended  hereby.  Each of the Loan Parties hereby  consents to this Amendment and acknowledges  that  each of the Loan  Documents  remains  in full  force and  effect  and is  hereby  ratified  and reaffirmed.  The  execution of this  Amendment  shall not operate as a waiver of any right,  power or remedy of the
Agent or Lenders,  constitute a waiver of any provision of any of the Loan  Documents or serve to effect a novation of the Obligations.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                            BORROWER:

                                            SOUTH CENTRAL POOL SUPPLY, INC.

                                            By:/S/
                                            Title:

                                            AGENT AND LENDER:

                                            LASALLE BANK NATIONAL ASSOCIATION, as Agent and as a Lender

                                            By:/S/
                                            Title:

                                            THE FIRST NATIONAL BANK OF CHICAGO, as a Lender

                                            By:/S/
                                            Title:

                                            HIBERNIA NATIONAL BANK, as a Lender

                                            By:/S/
                                            Title:

                                            SOCIETE GENERALE, as a Lender

                                            By:/S/
                                            Title:

                                            LOAN PARTIES:

                                            SCP POOL CORPORATION

                                            By:/S/
                                            Title:

                                            ALLIANCE PACKAGING INC.

                                            By:/S/
                                            Title:

                                            SCP INTERNATIONAL INC.

                                            By:/S/
                                            Title: